UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2020

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Direction Letter and Specified Swap Liquidation Agreement

On September 15, 2020, Oasis Petroleum North America LLC (the “Borrower”), a wholly owned subsidiary of Oasis Petroleum Inc., entered into a Direction Letter and Specified Swap Liquidation Agreement (the “Letter Agreement”), which, among other things, amended that certain Third Amended and Restated Credit Agreement dated as of October 16, 2018, among the Borrower, the other parties party thereto, the lenders party thereto from time to time and Wells Fargo Bank, N.A., as administrative agent for the lenders (as amended to date, the “Credit Agreement”). Pursuant to the Letter Agreement, beginning on September 15, 2020 and ending on the earlier of (1) October 15, 2020 and (2) the occurrence of any “Event of Default” under the Credit Agreement, the Borrower is required to use commercially reasonable efforts with respect to each of its swap agreements, to either (x) terminate such swap agreement or (y) reset such swap agreement to current market terms in existence at the time of such reset in exchange for a lump-sum cash payment substantially similar to the payment it would have received in respect of a termination of such swap agreement, in each case on terms mutually acceptable to the Borrower and the applicable swap counterparty (each a “Specified Swap Liquidation”).

The Letter Agreement also contains an agreement by the Borrower to apply the proceeds of any such Specified Swap Liquidation to prepayment of the Borrower’s loans under the Credit Agreement. Each Specified Swap Liquidation will reduce the borrowing base and the aggregate elected commitment amounts under the Credit Agreement by an amount equal to any prepayment of the loans using the proceeds of such Specified Swap Liquidation.

The foregoing description of the Letter Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K concerning the Letter Agreement is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Direction Letter and Specified Swap Liquidation Agreement

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: September 21, 2020	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary